    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1998
                                               1933 ACT REGISTRATION NO. 2-78808
                                              1940 ACT REGISTRATION NO. 811-3541

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933             [ ]


                           PRE-EFFECTIVE AMENDMENT NO.            [ ]

                         POST-EFFECTIVE AMENDMENT NO. 29          [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940           [ ]

                                AMENDMENT NO. 30                  [X]

                        (Check appropriate box or boxes)

                                 --------------

                           ASSET MANAGEMENT FUND, INC.
               (Exact name of Registrant as specified in Charter)

                230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606
              (Address of principal executive offices) (Zip code)

        Registrant's Telephone Number, including Area Code: 312-214-1410

             EDWARD E. SAMMONS, JR.                                   with a copy to:
             PRESIDENT AND TREASURER                              CATHY G. O'KELLY, ESQ.
           ASSET MANAGEMENT FUND, INC.                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
             230 WEST MONROE STREET                              222 NORTH LASALLE STREET
             CHICAGO, ILLINOIS 60606                              CHICAGO, ILLINOIS 60601
     (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b); or

[ ]      on (date) pursuant to paragraph (b); or

[ ]      60 days after filing pursuant to paragraph (a)(1); or

[X]      on March 1, 1999 pursuant to paragraph (a)(1); or

[ ]      75 days after filing pursuant to paragraph (a)(2); or

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                       Providing Investment


                                                       Opportunities Covering


                                                       The Complete Maturity


                                                       Range of Fixed Income


                                                       Securities



March 1, 1999

--------------------------------------------------------------------------------

                                   Prospectus

--------------------------------------------------------------------------------

                                  [AMF LOGO]
--------------------------------------------------------------------------------


                          Asset Management Fund, Inc.



                These Funds:



                   -  are not federally insured



                   -  have no bank or government guarantees



                   - are not endorsed by any bank or government agency



                   -  may lose value



                             Money Market Portfolio


                   Short U.S. Government Securities Portfolio


                    Adjustable Rate Mortgage (ARM) Portfolio


                   Intermediate Mortgage Securities Portfolio


                 U.S. Government Mortgage Securities Portfolio



  The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. It is a federal offense to suggest otherwise.



There is no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


SUMMARY
-------------------------------------------
  Money Market Portfolio
  Short U.S. Government Securities
     Portfolio                            1

SUMMARY
-------------------------------------------
  Adjustable Rate Mortgage (ARM)
     Portfolio
  Intermediate Mortgage Securities
     Portfolio
  U.S. Government Mortgage Securities
     Portfolio                            6

INVESTMENT INFORMATION                   13
-------------------------------------------
  Investment Objectives and Principal
     Investment Strategies               13
     Money Market Portfolio and Short
       U.S. Government Securities
       Portfolio                         13
     Adjustable Rate Mortgage (ARM)
       Portfolio, Intermediate
       Mortgage Securities Portfolio
       and U.S. Government Mortgage
       Securities Portfolio              15
  Description of Securities and
     Related Risks                       16
     Mortgage-Related Securities         16
     Collateralized Mortgage
       Obligations                       19
     When-Issued and Delayed Delivery
       Securities                        19
     Variable and Floating Rate
       Securities                        20
     Repurchase Agreements               20
     Year 2000                           20
  Investment Limitations                 21

FUND AND PORTFOLIO INFORMATION           22
-------------------------------------------
  Investment Adviser                     22
     Advisory Fee Expenses               22
     Portfolio Managers                  22
  Distributor                            23

NET ASSET VALUE                          23
-------------------------------------------
INVESTING IN THE FUND                    24
-------------------------------------------
  Share Purchases                        24
  Minimum Investment Required            25
  What Shares Cost                       25
  Confirmations                          25
  Dividends                              25
  Capital Gains                          25

REDEEMING SHARES                         26
-------------------------------------------
  Telephone Redemption                   26
  Written Requests                       27
     Signatures                          27
     Receiving Payment                   27

EXCHANGES                                27
-------------------------------------------
STOCKHOLDER INFORMATION                  28
-------------------------------------------
  Voting Rights                          28
  Tax Information                        28

FINANCIAL HIGHLIGHTS                     29
-------------------------------------------
  Money Market Portfolio                 29
  Short U.S. Government Securities
     Portfolio                           30
  Adjustable Rate Mortgage (ARM)
     Portfolio                           31
  Intermediate Mortgage Securities
     Portfolio                           32
  U. S. Government Mortgage Securities
     Portfolio                           33

NEW ACCOUNT APPLICATION
-------------------------------------------

MONEY MARKET PORTFOLIO


SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO                               SUMMARY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE



       Both Portfolios seek to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each.



       In pursuing this objective, both Portfolios limit their investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under applicable federal law.



MAIN INVESTMENT STRATEGIES



       The MONEY MARKET PORTFOLIO invests in high quality short-term money market instruments (including assets subject to repurchase agreements). The Portfolio is managed to keep its share price stable at $1.00.



       The SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO invests in high-quality assets, primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. To help minimize fluctuations in principal, the Portfolio will maintain a dollar-weighted average maturity of less than three years.



MAIN RISKS OF INVESTING



       Since the Money Market Portfolio is managed to maintain a constant $1.00 share price, the Portfolio should have little risk of principal loss. Still, all investments carry some degree of risk and despite the Portfolio's policies of purchasing primarily government securities and maintaining a short average portfolio maturity, the Portfolio could experience principal losses in the rare event that portfolio holdings default or interest rates rise sharply in an unusually short period. In addition, neither the Federal Deposit Insurance Corporation (FDIC) nor any other government agency insures or guarantees investments in the Portfolio.



       For The Short U.S. Government Securities Portfolio, the primary risk factor that may reduce the Portfolio's return is change in interest rates. Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may provide the opportunity to invest available cash for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, the Portfolio's share price. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but not the market value of such security. Although the Portfolio should have little risk of principal loss, it does not seek to maintain a constant share price. Your principal value can fluctuate over time.



       The information below provides an illustration of how each Portfolio's performance has varied over time. The bar charts depict the change in both Portfolios' performance from year-to-year during the period indicated. The tables for each Portfolio compare that Portfolio's average annual returns for the periods indicated to a broad-based securities market index. A Portfolio's past performance does not necessarily indicate how it will perform in the future.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                        [MONEY MARKET PORTFOLIO GRAPH]
---------------


* The year to date return for the three month period ended January 31, 1999 is %.



During the period shown in the bar chart, the highest return for a quarter was
 . % (quarter ended / / ) and the lowest return for a quarter was . % (quarter ended / / ). The Money Market Portfolio's 7-day yield ending on December 31, 1998 was . %. To obtain the Portfolio's current 7-day yield information, please call us toll-free at 1-800-527-3713.



Average Annual Total Returns (years ended December 31, 1998)



                                                            1 Year   5 Years   10 Years
                                                            ------   -------   --------
Money Market Portfolio...................................        %        %          %
LTC Index*...............................................        %        %          %


---------------


* The Lehman Treasury Index (the "LTC Index") is an unmanaged index of U.S. Treasury securities.

SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

               [SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO GRAPH]



* The year to date return for the three month period ended January 31, 1999 is %.



During the period shown in the bar chart, the highest return for a quarter was
 . % (quarter ended / / ) and the lowest return for a quarter was . % (quarter ended / / ).



AVERAGE ANNUAL TOTAL RETURNS (years ended December 31, 1998)



                                                          1 YEAR    5 YEARS    10 YEARS
                                                          ------    -------    --------
Short U.S. Government Securities Portfolio............        %          %          %
LSG Index*............................................        %          %          %


---------------


* The Lehman Short Government 1-3 Years Index (the "LSG Index") is an unmanaged index comprised of the full range of 1-3 year U.S. Government and agency securities.

FEES AND EXPENSES:



SHAREHOLDER FEES. Neither of the Portfolios impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.



ANNUAL PORTFOLIO OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.



FEES AND EXPENSES OF THE PORTFOLIOS



This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



                                                MONEY MARKET    SHORT U.S. GOVERNMENT
                                                 PORTFOLIO      SECURITIES PORTFOLIO
                                                ------------    ---------------------
SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchases...    None                 None
Maximum Sales Charge Imposed on Reinvested
  Dividends.................................    None                 None
Redemption Fees.............................    None                 None
Exchange Fees...............................    None                 None
Maximum Account Fee.........................    None                 None



                                                MONEY MARKET    SHORT U.S. GOVERNMENT
                                                 PORTFOLIO            PORTFOLIO
                                                ------------    ---------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fee................................       0.15%*               0.25%
12b-1 Fees..................................       0.15%                0.15%
Other Expenses..............................       0.10%                0.10%
                                                   -----                -----
Total Fund Operating Expenses...............       0.40%                0.50%
                                                   =====                =====


---------------


* The Adviser voluntarily waived all of its advisory fees during the 1998 fiscal year and intends to do the same for 1999. Therefore, "Advisory Fee" and "Total Fund Operating Expenses" for the Money Market Portfolio are expected to be 0% and 0.25%, respectively, for 1999.

EXAMPLE



This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in either Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same throughout the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
Money Market Portfolio.........................     $4       $13       $22       $51
Short U.S. Government Securities Portfolio.....     $5       $16       $28       $63

Adjustable Rate Mortgage (ARM) Portfolio

Intermediate Mortgage Securities Portfolio

U.S. Government Mortgage Securities Portfolio                            SUMMARY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE



       The Portfolios seek to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each.


MAIN INVESTMENT STRATEGIES



       The ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO seeks lower volatility of principal than would be provided by fixed rate securities by investing primarily in high quality adjustable rate mortgage securities.



       The INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO invests primarily in intermediate-term mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities. The Portfolio seeks to invest in mortgage-related securities that will produce less price volatility than would normally be associated with the ownership of 30-year, fixed-rate mortgage-backed securities and intends to maintain a dollar-weighted expected average life of between 2 to 7 years.



       The U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO invests primarily in mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities. The Portfolio intends to maintain a dollar-weighted expected average life longer than that of the Intermediate Mortgage Securities Portfolio.


MAIN RISKS OF INVESTING



       Normally, the values of mortgage-related securities (and in particular, fixed-rate ones) vary inversely with changes in prevailing interest rates. However, the potential for appreciation in fixed-rate mortgage-related securities in the event of a decline in interest rates could be lessened by increased principal prepayments on those securities (prepayment risk). Conversely, during periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities (extension risk) which reduces the value of the security and increases its duration. In addition, investments in private issue mortgage-related securities may expose a Portfolio to the risk that the credit rating of the securities will be downgraded or the issuers default.



       For fixed rate mortgage-related securities, the potential for volatility in price increases as the duration of the security increases. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity and not as to market value.



       While the Adjustable Rate Mortgage Portfolio seeks to maintain a stable net asset value, its net asset value may be more volatile than a money market fund and it might not be able to maintain a stable value. In addition, interest rates payable under adjustable rate mortgage securities are typically locked in only for short specified periods of time. Consequently, an increase in interest rates may cause a decline in the price of a security and a decline in prevailing interest rates may cause a decline in the yield on investments in such securities.



       The Portfolios are designed for long-term investors. The Portfolios' returns will vary. There is no assurance that any Portfolio will achieve its investment objective. Your principal value can fluctuate over time. The information below provides an illustration of how each Portfolio's performance has varied over time. The bar charts depict the change in each Portfolios' performance from year-to-year during the period indicated. The table for each Portfolio compares that Portfolio's average annual returns for the periods indicated to a broad-based securities market index. A Portfolio's past performance does not necessarily indicate how it will perform in the future.

ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO

--------------------------------------------------------------------------------

                      [ADJUSTABLE RATE MORTGAGE BAR CHART]



* The year to date return for the three month period ended January 31, 1999 is %.



During the period shown in the bar chart, the highest return for a quarter was
 . % (quarter ended / / ) and the lowest return for a quarter was . % (quarter ended / / ).



AVERAGE ANNUAL TOTAL RETURNS (years ended December 31, 1998)



                                                                                SINCE
                                                                              INCEPTION
                                                         1 YEAR    5 YEARS    (9/18/91)
                                                         ------    -------    ---------
Adjustable Rate Mortgage (ARM) Portfolio.............        %          %           %
LARM Index*..........................................        %          %           %


---------------


* The Lehman Adjustable Rate Mortgage Index (the "LARM Index") is an unmanaged index of adjustable rate mortgage-related securities. Comparative returns from 9/18/91 through 12/31/93 are from the Lehman Short 1-2 Year Index. The LARM Index, which is a more relevant index, did not exist during this period.

INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

             [INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO BAR CHART]



* The year to date return for the three month period ended January 31, 1999 is %.



During the period shown in the bar chart, the highest return for a quarter was
 . % (quarter ended / / ) and the lowest return for a quarter was . % (quarter ended / / ).



AVERAGE ANNUAL TOTAL RETURNS (years ended December 31, 1998)



                                                          1 YEAR    5 YEARS    10 YEARS
                                                          ------    -------    --------
Intermediate Mortgage Securities Portfolio............        %          %          %
LUSM Index*...........................................        %          %          %


---------------


* The Lehman U.S. Mortgage Index (the "LUSM Index") is an unmanaged index of agency mortgage-backed securities.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

                        [MORTGAGE SECURITIES BAR CHART]


* The year to date return for the three month period ended January 31, 1999 is %.



During the period shown in the bar chart, the highest return for a quarter was
 . % (quarter ended / / ) and the lowest return for a quarter was . % (quarter ended / / ).



AVERAGE ANNUAL TOTAL RETURNS (years ended December 31, 1998)



                                                          1 YEAR    5 YEARS    10 YEARS
                                                          ------    -------    --------
U.S. Government Mortgage Securities Portfolio.........        %          %          %
LUSM Index*...........................................        %          %          %


---------------


* The Lehman U.S. Mortgage Index (the "LUSM Index") is an unmanaged index of agency mortgage-backed securities.

FEES AND EXPENSES:



SHAREHOLDER FEES. None of the Portfolios impose shareholder fees. These are the fees charged directly to an investor's account. Examples of shareholder fees include sales loads, redemption fees or exchange fees.



ANNUAL PORTFOLIO OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.



FEES AND EXPENSES OF THE PORTFOLIOS



This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.



                                      ADJUSTABLE RATE       INTERMEDIATE         U.S. GOVERNMENT
                                      MORTGAGE (ARM)          MORTGAGE               MORTGAGE
                                         PORTFOLIO      SECURITIES PORTFOLIO   SECURITIES PORTFOLIO
                                      ---------------   --------------------   --------------------
SHAREHOLDER FEES
Maximum Sales Charge Imposed on
  Purchases........................        None                 None                   None
Maximum Sales Charge Imposed on
  Reinvested Dividends.............        None                 None                   None
Redemption Fees....................        None                 None                   None
Exchange Fees......................        None                 None                   None



                                      ADJUSTABLE RATE       INTERMEDIATE         U.S. GOVERNMENT
                                      MORTGAGE (ARM)          MORTGAGE               MORTGAGE
                                         PORTFOLIO      SECURITIES PORTFOLIO   SECURITIES PORTFOLIO
                                      ---------------   --------------------   --------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)
Advisory Fee.......................        0.45%(1)            0.35%(2)               0.25%
12b-1 Fees.........................        0.25%(1)            0.15%                  0.15%
Other Expenses.....................        0.09%               0.09%                  0.13%
                                           -----               -----                  -----
Total Fund Operating Expenses......        0.79%               0.59%                  0.53%
                                           =====               =====                  =====


---------------


(1) The Adviser and the Distributor voluntarily waived a portion of the their fees during the 1998 fiscal year and intend to do the same for 1999. Therefore, "Advisory Fee," "12b-1 Fees" and "Total Fund Operating Expenses" for the Adjustable Rate Mortgage (ARM) Portfolio are expected to be 0.25%, 0.15% and 0.49%, respectively, for 1999.

(2) The Adviser voluntarily waived a portion of its advisory fee during the 1998 fiscal year and intends to do the same for 1999. Therefore, "Advisory Fee" and "Total Fund Operating Expenses" for the Intermediate Mortgage Securities Portfolio are expected to be 0.25% and 0.49%, respectively, for 1999.


EXAMPLE


This example is intended to help you compare the cost of investing in the Adjustable Rate Mortgage (ARM) Portfolio, Intermediate Mortgage Securities Portfolio or U.S. Government Mortgage Securities Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                     1 Year   3 Years   5 Years   10 Years
                                                     ------   -------   -------   --------
Adjustable Rate Mortgage (ARM) Portfolio...........    $8       $25       $44       $98
Intermediate Mortgage Securities Portfolio.........    $6       $19       $33       $74
U.S. Government Mortgage Securities Portfolio......    $5       $17       $30       $66

INVESTMENT INFORMATION


Investment Objectives and Principal Investment Strategies

--------------------------------------------------------------------------------


       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's Portfolios. Each Portfolio pursues this investment objective by investing in the securities described below. While there is no assurance that a Portfolio will achieve its investment objective, each endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective and these policies and limitations cannot be changed as to a Portfolio without approval of that Portfolio's stockholders.


Money Market Portfolio and
Short U.S. Government Securities Portfolio


       The Money Market Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "liquid assets." As a result, the Fund believes Portfolio shares qualify as "liquid assets" under the OTS Regulations. The Portfolio invests in high quality short-term money market instruments that are determined to present minimal credit risks and that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. Securities must be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, must be deemed by the Adviser to be comparable in quality. The diversification requirements provide generally that the Portfolio may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements collateralized by such securities. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. It is the policy of the Portfolio that it generally holds its investments to maturity.


       The Short U.S. Government Securities Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the current OTS Regulations and that, if included in the Portfolio, will qualify its shares as "liquid assets." As a result, the Fund believes Portfolio shares qualify as "liquid assets" under the OTS Regulations. As a fundamental investment policy, the Portfolio invests, under normal market conditions, at least 65% of its total assets in U.S. Government obligations, which consist of obligations issued directly by the United States and obligations issued by or fully guaranteed by

       U.S. Government agencies or instrumentalities. In addition, under normal market conditions, the Portfolio will maintain a dollar-weighted average maturity of less than three years as a non-fundamental investment policy.


       Permissible investments for the Money Market Portfolio and the Short U.S. Government Securities Portfolio include:



       - Obligations issued directly by the U.S. Government or issued by an agency or instrumentality of the U.S. Government and fully guaranteed as to principal and interest by the U.S. Government, although not as to market value. These obligations include U.S. Treasury bonds, notes and bills and obligations issued by the Federal Financing Bank and the Government National Mortgage Association. These obligations may also include variable and floating rate securities.



       - Obligations issued by or fully guaranteed as to principal and interest by the following U.S. Government agencies or instrumentalities: the Federal Home Loan Banks, Freddie Mac, Fannie Mae, the Federal Farm Credit Banks and the Student Loan Marketing Association. Since the obligations issued or guaranteed by these U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, the Portfolio must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.



       - Certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 397 days or less (if negotiable) or 90 days or less (if non-negotiable). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments, or government action, that would adversely affect payments on deposits.



       - Bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 6 months or less and the Portfolio's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.


       Each Portfolio's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency. The Board of Directors has adopted operating policies to further restrict certain investments (see Statement of Additional Information for these two Portfolios).

Adjustable Rate Mortgage (ARM) Portfolio,
Intermediate Mortgage Securities Portfolio and
U.S. Government Mortgage Securities Portfolio


       The Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (collectively referred to as the "Mortgage Securities Portfolios") invest primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Portfolio will not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the OTS and the National Credit Union Administration, respectively, and each Mortgage Securities Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.



       The Adjustable Rate Mortgage (ARM) Portfolio will invest at least 65% of its assets in adjustable rate mortgage securities, except when the Portfolio assumes a temporary defensive position. This investment policy is deemed fundamental and may not be changed without stockholder approval. Because of the characteristics of adjustable rate mortgage securities, the Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market value volatility. While the Portfolio's net asset value will be more volatile than prices of money market securities, it will be less volatile than prices of fixed-rate securities of similar quality.



       The Intermediate Mortgage Securities Portfolio will invest at least 65% of its assets in mortgage-related securities paying fixed or adjustable rates of interest, except when the Portfolio assumes a temporary defensive position. This investment policy is deemed fundamental and may not be changed without stockholder approval. Generally, the Portfolio will seek to acquire mortgage-related securities having an expected average life of 2 to 7 years at the time of purchase and will also seek to maintain a dollar-weighted expected average life of between 2 to 7 years with respect to such securities held by the Portfolio at any one time. These goals might be difficult to meet in certain environments when mortgage prepayments are very high or very low, but in no case would the Portfolio invest in a mortgage-related security that had an expected average life of greater than 10 years at the time of purchase.



       The U.S. Government Mortgage Securities Portfolio will invest at least 65% of its assets in mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities ("Government Mortgage-Related Securities"), except when the Portfolio assumes a temporary defensive position. This investment policy is deemed fundamental and may not be changed without stockholder approval.



       In addition to mortgage-related securities, the Mortgage Securities Portfolios may invest in: (1) certain U.S. Government or agency securities, certain of which are not backed by the full faith and credit of the U.S. Government (see the Statement of Additional Information for the Mortgage Securities Portfolios), (2) investments in certificates of deposit or other time deposits or accounts of an FDIC Insured Institution, including foreign branches of FDIC insured banks, (3) repurchase agreements collateralized by securities in which the Portfolios may invest, or (4) bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of six months or less and the Portfolio's total investments in such acceptances of the same bank do not exceed 0.25% of such bank's total deposits.



       The Adjustable Rate Mortgage (ARM) Portfolio may also invest in mortgage-related securities issued by non-U.S. government entities with fixed rates of interest rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.



       The risk-based capital information and QTL qualifying percentages for each Mortgage Securities Portfolio will be communicated quarterly to the stockholders. The Board of Directors has adopted operating policies to further restrict certain investments (see the Statement of Additional Information for the Mortgage Securities Portfolios). When business or financial conditions warrant, the Portfolios may take a temporary defensive position and invest without limit in the foregoing investments.


Description of Securities and Related Risks

--------------------------------------------------------------------------------

Mortgage-Related Securities

       "Mortgage-Related Securities" are high quality securities that directly or indirectly provide funds principally for residential mortgage loans made to home buyers in the United States and that represent interests in, or are collateralized by, pools of mortgage loans originated by private lenders that have been grouped by various governmental, government-related and private organizations. Most Mortgage-Related Securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The average maturity of pass-through Mortgage-Related Securities varies with the maturities of the underlying mortgage instruments and with the occurrence of unscheduled prepayments of those mortgage instruments. The text that follows is applicable to the Mortgage Securities Portfolios.

       Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:

       - Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include Fannie Mae ("FNMA"), and Freddie Mac ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

       - Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Mortgage Securities Portfolios must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

       Mortgage-Related Securities include both fixed-rate and adjustable rate mortgage securities ("ARMS"). Unlike fixed-rate mortgage securities, ARMS have periodic adjustments in the coupons on the underlying mortgages. The adjustable rate feature of the mortgages underlying the ARMS in which the Mortgage Securities Portfolios invest generally will help to reduce sharp changes in each Portfolio's net asset value in response to normal interest rate fluctuations to the extent that each Portfolio is invested in ARMS. As the interest rates on the mortgages underlying a Portfolio's investments in ARMS are reset periodically (generally one to twelve months but as long as five years), the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Portfolio to fluctuate less than it would if the Portfolio invested entirely in more traditional longer-term, fixed-rate debt securities.

       In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Portfolio has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. As a result, the Mortgage Securities Portfolios will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Portfolio before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

       All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Portfolios. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

       If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

Collateralized Mortgage Obligations

       Mortgage-Related Securities also include debt obligations collateralized by the cash flows from mortgage loans, pools of mortgage loans or mortgage pass-through securities (often referred to as collateralized mortgage obligations or "CMOs"). CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a real estate mortgage investment conduit ("REMIC") typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Mortgage Securities Portfolios will not invest in any class with residual characteristics. In addition, each Portfolio limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of federal savings associations, national banks and federal credit unions.

When-Issued and Delayed Delivery Securities

       The Mortgage Securities Portfolios may purchase securities on a when-issued or delayed delivery basis, i.e., for delivery and payment at a future date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time of its delivery, a when-issued or delayed delivery security may be valued at less than the purchase price. Each Portfolio will make commitments for such transactions only when it has the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio investment, incur a gain or loss due to market fluctuation. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Portfolio will not earn any interest on the security. Each Portfolio may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Variable and Floating Rate Securities


       The Portfolios may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Repurchase Agreements


       The Portfolios may enter into repurchase agreements under which each may acquire securities in which the particular Portfolio may invest for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. Each Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. No Portfolio will enter into any repurchase agreements maturing in more than 60 days.


Year 2000



       Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the Adviser, Distributor, administrator, custodian and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required, but there can be no assurance that they will be successful.

Investment Limitations
--------------------------------------------------------------------------------

       Each Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. All borrowings of the Intermediate Mortgage Securities Portfolio may not exceed in the aggregate one-third of the value of that Portfolio's total assets, less liabilities other than such borrowings. To the extent that borrowings exceed 5% of a Portfolio's net assets, such borrowings will be repaid before any investments are made.


       The Money Market Portfolio and the Short U.S. Government Securities Portfolio will not purchase any securities maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of their respective total assets would be invested in such illiquid securities together with such repurchase agreements maturing in more than seven days.


       The Money Market Portfolio and the Short U.S. Government Securities Portfolio will not invest more than 25% of their respective total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.


       The Adjustable Rate Mortgage (ARM) Portfolio will not purchase any securities maturing in more than seven days for which market quotations are not readily available, or purchase interest rate caps and floors, or enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid securities.



       The Intermediate Mortgage Securities Portfolio will not purchase any securities maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 15% of the market value of its total assets would be invested in such illiquid securities together with repurchase agreements maturing in more than seven days. To the extent Rule 144A securities are deemed by the Adviser, subject to the supervision of the Board of Directors, to be illiquid, they will be subject to the foregoing 15% limitation on illiquid securities.



       The U.S. Government Mortgage Securities Portfolio will not purchase any Mortgage-Related Securities or other securities maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid securities together with such repurchase agreements maturing in more than seven days.

       The Mortgage Securities Portfolios will not invest more than 25% of their respective total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of each Portfolio's total assets will, except for temporary defensive purposes, be invested) or on obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
FUND AND PORTFOLIO INFORMATION

Investment Adviser

--------------------------------------------------------------------------------


       Investment decisions for the Portfolios are made by Shay Assets Management, Inc. ("Adviser"), a company controlled by Roger D. Shay. The Adviser, which is located at 230 West Monroe Street, Chicago, Illinois 60606 is registered under the Investment Advisers Act of 1940 and manages approximately $1.5 billion in assets. Prior to December 8, 1997, Shay Assets Management Co. ("SAMC"), a company half owned by Roger D. Shay and half owned by an indirect wholly owned subsidiary of America's Community Bankers, served as the Fund's investment adviser. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.


Advisory Fee Expenses


       The Portfolios pay an annual advisory fee based upon a percentage of average daily net assets. During the period from November 1, 1997 through December 7, 1997, the advisory fee was paid to SAMC and from December 8, 1997 through October 31, 1998, the advisory fee was paid to the Adviser as follows:



Money Market Portfolios..............................      0%*
Short U.S. Government Securities Portfolio...........    .25%
Adjustable Rate Mortgage (ARM) Portfolios............    .25%*
Intermediate Mortgage Securities Portfolio...........    .25%*
U.S. Government Mortgage Securities Portfolio........    .25%


---------------


* The investment advisers voluntarily waived all advisory fees with respect to the Money Market Portfolio. Without such waivers, the fee would have been 0.15%. The investment advisers voluntarily waived a portion of the advisory fees with respect to the Adjustable Rate Mortgage (ARM) Portfolio and the Intermediate Mortgage Securities Portfolio. Without such waivers, the fees would have been 0.45% and 0.35%, respectively.



       Each voluntary waiver may be terminated at any time by the Adviser.



Portfolio Managers



       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., President of the Adviser. Mr. Sammons has served as President of the Fund since 1998 and was Vice President of the Fund from 1985 through 1997. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

Distributor
--------------------------------------------------------------------------------


       Effective December 8, 1997, the Distributor, Shay Financial Services, Inc., succeeded to the broker-dealer business of Shay Financial Services Co. ("SFSC"). Pursuant to the Distribution Agreement, the Distributor, as the principal distributor of the Fund's shares, directly and through other firms advertises and promotes the Fund. For its distribution services, the Distributor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Because these fees are paid out of a Portfolio's assets on an on-going basis over time, these fees will increase the cost of your investment. This charge theoretically could cost you more over time than you would pay through some other types of sales charges; however, the Fund's Rule 12b-1 fees are so low that the Fund is classified as a "no-load" fund.

NET ASSET VALUE


       For all Portfolios other than the Money Market Portfolio, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Portfolio assets are valued at market value using market quotations or prices obtained from an independent pricing service based upon prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. For certain mortgage related securities the Board of Directors has approved the use of a matrix developed by the Adviser wherein the Board believes reflects the fair value of such securities. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Directors determines that amortized cost represents fair value.


       The Money Market Portfolio's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Fund's Board of Directors has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Portfolio will be able to do so.

INVESTING IN THE FUND

Share Purchases
--------------------------------------------------------------------------------

       To purchase shares of the Portfolios, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolios may be made by telephoning the Distributor.


       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PFPC Trust Company are both open for business.) Payment must be in the form of federal funds. Wire transfer instructions for federal funds should be as
       follows: PFPC Trust Company, Philadelphia, PA, ABA           ; BNF Mutual
       Funds Services / 8529992181; For purchase of Asset Management Fund, (Name of Portfolio); From: (Name of Investor); Account Number (Investor's
       account number with the Fund); $          (Amount to be invested).



       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PFPC Trust Company by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PFPC Trust Company by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PFPC Trust Company by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.


       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.


       Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PFPC Trust Company. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.

Minimum Investment Required
--------------------------------------------------------------------------------

       The minimum initial investment in each Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

What Shares Cost
--------------------------------------------------------------------------------

       Shares of the Portfolios are sold at their net asset value next determined after the purchase order becomes effective. The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no sales charge imposed by the Portfolios. For all Portfolios other than the Money Market Portfolio, the net asset value is determined each Business Day at 4:00 P.M., New York City time. For the Money Market Portfolio, net asset value is determined twice on each Business Day, at 1:00 P.M. and at 4:00 P.M., New York City time. Net asset value for purposes of pricing redemption orders is determined at 4:00 P.M., New York City time, on any day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

Confirmations
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Fund, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

Dividends
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the respective Portfolios unless the stockholder requests cash payments by contacting the Distributor.

       For all Portfolios other than the Money Market Portfolio, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Portfolio, an investor will receive the dividend declared on the day its purchase order is settled but will not receive the dividend declared on the day its redemption order is effected.

Capital Gains
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by a Portfolio are declared and paid once each year and reinvested in shares or, at the stockholder's option, paid in cash.

REDEEMING SHARES

       The Portfolios redeem shares at their respective net asset values next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

Telephone Redemption
--------------------------------------------------------------------------------

       - For all Portfolios other than the Money Market Portfolio:

         Stockholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in federal funds to the stockholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A stockholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The stockholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.

       - For the Money Market Portfolio:

         Stockholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. If the request is received before 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day, the redemption will be effected as of 1:00 P.M., New York City time, and the proceeds will normally be wired the same day in federal funds to the stockholder's bank or other account shown on the Fund's records, but in no case later than seven days. If the request is received before 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, the redemption will be effected as of 4:00 P.M., New York City time, and the proceeds will normally be wired the next Business Day.

         Since a stockholder will not receive any dividend declared on the day its redemption request is effected, the Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time.

Written Requests
--------------------------------------------------------------------------------


       Portfolio shares may also be redeemed by sending a written request to the Distributor, 230 W. Monroe Street, Chicago, Illinois 60606; Attention:
       Asset Management Fund, Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.


Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

        - a Federal Home Loan Bank; or

        - a savings association or a savings bank; or

        - a trust company or a commercial bank; or

        - a member firm of a domestic securities exchange or a registered securities association; or

        - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of a Portfolio with shares in another Portfolio of the Fund by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other Portfolio the next Business Day.

       An exchange between Portfolios will normally involve realization of a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Fund reserves the right to amend or terminate this privilege with notice to stockholders.

STOCKHOLDER INFORMATION

Voting Rights
--------------------------------------------------------------------------------

       The Fund has five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio, and five classes of shares, representing interests only in the corresponding Portfolio and having equal voting rights within each class. The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class, except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

Tax Information
--------------------------------------------------------------------------------

       Each of the Portfolios has not been required to pay federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. Each Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolios to stockholders. Unless otherwise exempt, stockholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

FINANCIAL HIGHLIGHTS



       The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share outstanding throughout each year. The total returns in the tables represent the rate that an investor would have earned on an investment in a particular portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included the Statement of Additional Information, which is available upon request.


MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------


                                        1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 year...............................                $   1.00      $   1.00      $   1.00      $   1.00
                                                    --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..............                   .0513         .0516         .0547         .0346
 Net realized and unrealized gain
  (loss) on investments.............                     -0-           -0-           -0-           -0-
                                                    --------      --------      --------      --------
 Total from investment operations...                   .0513         .0516         .0547         .0346
                                                    --------      --------      --------      --------
LESS DISTRIBUTIONS:
 Dividends paid to stockholders.....
 From net investment income.........                  (.0513)       (.0516)       (.0547)       (.0346)
 From net realized gains............                     -0-           -0-           -0-           -0-
                                                    --------      --------      --------      --------
 Total distributions to
  stockholders......................                  (.0513)       (.0516)       (.0547)       (.0346)
                                                    --------      --------      --------      --------
Net asset value, end of year........                $   1.00      $   1.00      $   1.00      $   1.00
                                                    ========      ========      ========      ========
Total return........................                    5.25%         5.29%         5.60%         3.51%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in
  000's)............................                $ 48,104      $ 69,484      $ 36,869      $ 82,969
 Ratio of expenses to average net
  assets............................                    0.26%(1)      0.24%(1)      0.24%(1)      0.40%(1)
 Ratio of net investment income to
  average net assets................                    5.14%         5.15%         5.40%         3.34%


--------------------------------------------------------------------------------


(1) Without fees waivers for the years ended October 31, 1998, 1997, 1996, 1995 and 1994, the ratios of expenses to average net assets would have been
    [     ], .41%, .39%, .39% and .42% respectively.

SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------


                                        1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 year...............................                $  10.56      $  10.68      $  10.45      $  10.89
                                                    --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..............                   .6273         .6370         .6746         .5396
 Net realized and unrealized gain
  (loss) on investments.............                  (.0100)       (.1200)        .2300        (.4400)
                                                    --------      --------      --------      --------
 Total from investment operations...                   .6173         .5170         .9046         .0996
                                                    --------      --------      --------      --------
LESS DISTRIBUTIONS:
 Dividends paid to stockholders:
 From net investment income.........                  (.6273)       (.6370)       (.6746)       (.5396)
 From net realized gains............                     -0-           -0-           -0-           -0-
                                                    --------      --------      --------      --------
 Total distributions to
  stockholders......................                  (.6273)       (.6370)       (.6746)       (.5396)
                                                    --------      --------      --------      --------
Net asset value, end of year........                $  10.55      $  10.56      $  10.68      $  10.45
                                                    ========      ========      ========      ========
Total return........................                    6.04%         4.99%         8.94%         0.95%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in
  000's)............................                $112,304      $176,892      $167,343      $179,740
 Ratio of expenses to average net
  assets............................                    0.50%         0.48%         0.49%         0.47%
 Ratio of net investment income to
  average net assets................                    5.97%         6.02%         6.42%         5.04%
 Portfolio turnover rate............                      75%           69%          112%          195%


--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO

--------------------------------------------------------------------------------


                                     1998          1997          1996          1995           1994
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year.........................                  $   9.95      $   9.94      $   9.78      $    10.02
                                                 --------      --------      --------      ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income........                     .6036         .5958         .6035           .4396
  Net realized and unrealized
     gain (loss) on
     investments...............                     .0400         .0100         .1600          (.2400)
                                                 --------      --------      --------      ----------
  Total from investment
     operations................                     .6436         .6058         .7635           .1996
                                                 --------      --------      --------      ----------
LESS DISTRIBUTIONS:
  Dividends paid to
     stockholders:
  From net investment income...                    (.6036)       (.5958)       (.6035)         (.4396)
  From net realized gains......                       -0-           -0-           -0-             -0-
                                                 --------      --------      --------      ----------
  Total distributions to
     stockholders..............                    (.6036)       (.5958)       (.6035)         (.4396)
                                                 --------      --------      --------      ----------
Net asset value, end of year...                  $   9.99      $   9.95      $   9.94      $     9.78
                                                 ========      ========      ========      ==========
Total return...................                     6.65%         6.27%         8.02%           2.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
     000's)....................                  $751,334      $796,016      $891,538      $1,045,914
  Ratio of expenses to average
     net assets................                     0.49%(1)      0.47%(1)      0.48%(1)        0.47%(1)
  Ratio of net investment
     income to average net
     assets....................                     6.07%         6.01%         6.12%           4.40%
  Portfolio turnover rate......                       74%           60%           68%             65%


--------------------------------------------------------------------------------


(1) Without fee waivers for the years ended October 31, 1998, 1997, 1996, 1995 and 1994, the ratios of expenses to average net assets would have been
         %, .79%, .77%, .78% and .76%, respectively.

INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------


                                         1998         1997         1996          1995          1994
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year.............................                  $  9.52      $  9.68      $   9.34      $  10.00
                                                     -------      -------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............                    .6245        .6101         .6211         .5407
  Net realized and unrealized gain
     (loss) on investments.........                    .1000       (.1600)        .3400        (.6600)
                                                     -------      -------      --------      --------
  Total from investment
     operations....................                    .7245        .4501         .9611        (.1193)
                                                     -------      -------      --------      --------
LESS DISTRIBUTIONS:
  Dividends paid to stockholders:
  From net investment income.......                   (.6245)      (.6101)       (.6211)       (.5407)
  From net realized gains..........                      -0-          -0-           -0-           -0-
                                                     -------      -------      --------      --------
  Total distributions to
     stockholders..................                   (.6245)      (.6101)       (.6211)       (.5407)
                                                     -------      -------      --------      --------
Net asset value, end of year.......                  $  9.62      $  9.52      $   9.68      $   9.34
                                                     =======      =======      ========      ========
Total return.......................                    7.90%        4.82%        10.63%        (1.18%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in
     000's)........................                  $77,982      $92,289      $187,087      $213,427
  Ratio of expenses to average net
     assets........................                    0.49%(1)     0.44%(1)      0.38%(1)      0.39%(1)
  Ratio of net investment income to
     average net assets............                    6.58%        6.38%         6.55%         5.61%
  Portfolio turnover rate..........                     120%         133%          133%          358%


--------------------------------------------------------------------------------


(1) Without fee waivers for the years ended October 31, 1998, 1997, 1996, 1995 and 1994, the ratios of expenses to average net assets would have been
    [     %], .59%, .58%, .58% and .59%, respectively.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

--------------------------------------------------------------------------------


                                                        1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...................            $ 10.51   $ 10.68   $ 10.23   $ 11.28
                                                                 -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................              .7344     .7479     .7703     .7296
 Net realized and unrealized gain (loss) on
  investments........................................              .1600    (.1700)    .4500    (.9300)
                                                                 -------   -------   -------   -------
 Total from investment operations....................              .8944     .5779    1.2203    (.2004)
                                                                 -------   -------   -------   -------
LESS DISTRIBUTIONS:
 Dividends paid to stockholders:
From net investment income...........................             (.7344)   (.7479)   (.7703)   (.7296)
 From net realized gains.............................                -0-       -0-       -0-    (.1200)
                                                                 -------   -------   -------   -------
 Total distributions to stockholders.................             (.7344)   (.7479)   (.7703)   (.8496)
                                                                 -------   -------   -------   -------
 Net asset value, end of year........................            $ 10.67   $ 10.51   $ 10.68   $ 10.23
                                                                 =======   =======   =======   =======
 Total return........................................              8.87%     5.63%    12.37%    (1.82%)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)..................            $53,572   $57,267   $62,258   $60,613
 Ratio of expenses to average net assets.............              0.53%     0.52%     0.53%     0.51%
 Ratio of net investment income to average net
  assets.............................................              7.01%     7.10%     7.39%     6.81%
 Portfolio turnover rate.............................               135%      165%      177%      376%


--------------------------------------------------------------------------------

                            NEW ACCOUNT APPLICATION
                       ASSET MANAGEMENT FUND, INC. (AMF)

I.  HOW TO OPEN YOUR AMF ACCOUNT AND PURCHASE SHARES


   - Please complete the requested information. You may call toll free to open a temporary account, 1-800-527-3713, or fax your completed application to
      (312) 938-2548. Mail the original completed application to the Fund's distributor, Shay Financial Services, Inc., 230 W. Monroe Street, Chicago, IL 60606. Your new AMF account number will be assigned.



   TO PLACE YOUR ORDER


   - Call toll free 1-800-527-3713 to place your order and confirm wire instructions.

   -  Wire funds to:

      PFPC Trust Company, ABA

      BNF Mutual Fund Services / 8529992181
      Portfolio Name (Money Market Portfolio, Short U.S. Government Securities Portfolio,
           Adjustable Rate Mortgage (ARM) Portfolio, Intermediate Mortgage Securities
           Portfolio or U.S. Government Mortgage Securities Portfolio) Customer Name
      Account Number

   - Written confirmations and monthly statements of your AMF transactions will be mailed to you.

II. ACCOUNT REGISTRATION

   Name of Institution
   -----------------------------------------------------------------------------
   Attention
   -----------------------------------------------------------------------------
   Mailing Address
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   Phone Number
   -----------------------------------------------------------------------------
   Tax Identification Number
   -----------------------------------------------------------------------------

III. REDEMPTION

     Please provide complete instructions for wiring of redemption proceeds in Federal funds to your account with a bank or trust company.

   Name of Bank
   or Trust Company
   -----------------------------------------------------------------------------

   Street Address
   -----------------------------------------------------------------------------

   City, State, Zip
   -----------------------------------------------------------------------------

   ABA Number
   -----------------------------------------------------------------------------

   Account Name
   -----------------------------------------------------------------------------

   Account Number
   -----------------------------------------------------------------------------

IV. DIVIDENDS

    Please select "Cash" or "Reinvest" for your dividend distributions.
    [ ] Cash  [ ] Reinvest

V. PHONE ORDER AUTHORIZATIONS

   Please list individuals (up to three) who are authorized to make purchases and redemptions by phone:

   -  Name
   -----------------------------------------------------------------------------

      Phone
   -----------------------------------------------------------------------------

   -  Name
   -----------------------------------------------------------------------------

      Phone
   -----------------------------------------------------------------------------

   -  Name
   -----------------------------------------------------------------------------

      Phone
   -----------------------------------------------------------------------------

AUTHORIZED SIGNATURE
--------------------------------------------------------------------------------

Name (print or type)
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Phone Number
--------------------------------------------------------------------------------

Date
--------------------------------------------------------------------------------

SHAREHOLDER REFERENCE INFORMATION

--------------------------------------------------------------------------------

Distributor
Shay Financial Services, Inc.

230 West Monroe Street


Chicago, Illinois 60606

Investment Adviser
Shay Assets Management, Inc.

230 West Monroe Street


Chicago, Illinois 60606


Administrator and Transfer and
Dividend Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

Legal Counsel
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

Custodian

PFPC Trust Company

17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

Independent Accountants

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103
Directors and Officers
Richard M. Amis
Director

Arthur G. De Russo
Director

David F. Holland
Director

Gerald J. Levy
Director and Vice Chairman

Rodger D. Shay

Director and Chairman


Edward E. Sammons, Jr.

President and Treasurer



Robert T. Podraza


Vice President and Assistant Treasurer



Daniel K. Ellenwood

Secretary

Doris J. Pavel
Assistant Secretary


Additional information about the Portfolios' may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on fund investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the Portfolios' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These documents may be obtained without charge from the following sources:



By Phone:


1-800-527-3713



By Mail:


Asset Management Fund, Inc.


230 West Monroe Street


Chicago, IL 60606



Public Reference Section


Securities and Exchange Commission


Washington, D.C. 20549-6009


(a duplication fee is charged)


In Person:



Public Reference Room


Securities and Exchange Commission,


Washington, D.C.


(Call 1-800-SEC-0330 for more information)



By Internet:



http://www.sec.gov


[http://www.        ]



The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).



Investment Company Act file number:    Asset Management Fund, Inc.   811-3541

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1999


                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO,
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                                       AND
                  U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
                           ASSET MANAGEMENT FUND, INC.
                 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606


         The Adjustable Rate Mortgage (ARM) Portfolio (the "ARM Portfolio"), the Intermediate Mortgage Securities Portfolio (the "Intermediate Mortgage Portfolio") and the U.S. Government Mortgage Securities Portfolio (the "U.S. Government Mortgage Portfolio") (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund, Inc. (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated March 1, 1999 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.

         The financial statements pertaining to these portfolios which appear in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies the document.

                                     TABLE OF CONTENTS

                                                                                          PAGE
FUND HISTORY.................................................................................1

THE FUND'S OBJECTIVE, THE PORTFOLIOS AND THEIR MANAGEMENT POLICIES...........................1

PURCHASE AND REDEMPTION OF SHARES............................................................5

DIVIDENDS, DISTRIBUTIONS, YIELD AND TOTAL RETURN QUOTATIONS..................................5

MANAGEMENT OF THE FUND.......................................................................6

INVESTMENT ADVISER AND ADMINISTRATOR........................................................11

DISTRIBUTOR.................................................................................13

DETERMINATION OF NET ASSET VALUE............................................................16

TAXES.......................................................................................16

PORTFOLIO TRANSACTIONS......................................................................17

INVESTMENT RESTRICTIONS.....................................................................18

ORGANIZATION AND DESCRIPTION OF FUND SHARES.................................................21

COUNSEL AND INDEPENDENT ACCOUNTANTS.........................................................21

GENERAL INFORMATION.........................................................................21

DESCRIPTION OF DEBT RATINGS.................................................................22

FINANCIAL STATEMENTS........................................................................22

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                                  FUND HISTORY

         The Fund is a Maryland corporation which commenced operations as an open-end management investment company on November 9, 1982. In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. In June 1992, the Intermediate Mortgage Portfolio changed its name from the Corporate Bond Portfolio to its present name. In September 1994, the U.S. Government Mortgage Securities Portfolio changed its name from the Mortgage Securities Performance Portfolio to its present name.

                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                          AND THEIR MANAGEMENT POLICIES

MORTGAGE-RELATED SECURITIES

         Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         The Prospectus indicates that U.S. Mortgage-Related Securities may be classified into two principal categories, based on whether the issuer or guarantor of the security or the underlying collateral is a governmental entity, such as GNMA, or a government-related entity, such as FNMA and FHLMC which are U.S. Government sponsored corporations. In addition, Private Mortgage Related-Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. The following information supplements that in each Prospectus concerning certain of these issuers:

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which include Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCS") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to Private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and
(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Portfolio may only invest in Private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments under OTS Regulations. These investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, on a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

ADJUSTABLE RATE MORTGAGE SECURITIES

         The interest rates paid on the mortgages underlying the ARMS in which the Portfolios invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         The underlying mortgages that collateralize the ARMS in which the Portfolios invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down per reset or adjustment interval and over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

COLLATERALIZED MORTGAGE OBLIGATIONS

         CMOs and REMICs that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

OTHER PERMISSIBLE INVESTMENTS

         The following information supplements the discussion in the Prospectus concerning principal investment strategies:

         U.S. Government or Agency Securities. Each Portfolio may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by, and other time deposits in foreign branches of, FDIC insured banks. Investment in such deposits involves somewhat different investment risks from those affecting deposits in United States branches of, such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include future political and economic developments, the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits, or the possible adoption of foreign governmental restrictions, such as exchange controls.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements, under which it may acquire a security which it may invest in for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and each Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Portfolio's custodian.

         Each Portfolio will not enter into any repurchase agreements maturing in more than 60 days. Each Portfolio enters into repurchase agreements with primary government securities dealers.

         FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single Institution, and any such excess and any interest on the investment would not be so insured. In addition, deposits in foreign branches of FDIC insured banks, are not insured by the Federal Deposit Insurance Corporation.

         Each Portfolio will invest in securities issued by an FDIC Insured Institution only if such Institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by one nationally recognized statistical rating organization, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Directors of the Fund.

         When-Issued and Delayed Delivery Securities. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation, and no interest accrues to the Portfolios until delivery and payment take place. At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. To facilitate acquisitions of securities purchased on a when-issued or delayed delivery basis, each Portfolio will maintain with its custodian a separate account with marketable portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from available cash.

         Other Current Policies. Under current policies of the Board of Directors, the Fund has adopted certain voluntary restrictions with respect to the Portfolios' investments. These restrictions apply to all three Portfolios unless specified below:

     (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

     (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac;

     (3) for the Adjustable Rate Mortgage (ARM) Portfolio and Intermediate Mortgage Securities Portfolio, limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these investments for federal credit unions is clarified;

     (4) for the ARM Portfolio, to prohibit investments in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified;

     (5) for the U.S. Government Mortgage Securities Portfolio, to prohibit investments in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation; and

     (6) for the U.S. Government Mortgage Securities Portfolio, prohibit loans of federal funds.

         Although these restrictions are not fundamental policies of the Fund and may be changed without stockholder vote, the Fund will not alter these restrictions without notice to stockholders.

PORTFOLIO TURNOVER

         Each Portfolio may engage in trading of the portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnovers are set forth for certain periods in the tables under "Financial Highlights."

                        PURCHASE AND REDEMPTION OF SHARES

         The Fund believes that shares of each Portfolio qualify as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by federal savings associations, as defined in such Act, which includes federal savings banks chartered under such Act. In addition, shares of each Portfolio are eligible for purchase by national banks and federal credit unions without limitation under applicable federal law.

         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or
(ii) is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of stockholders of each Portfolio.

                         DIVIDENDS, DISTRIBUTIONS, YIELD
                           AND TOTAL RETURN QUOTATIONS

         Dividends on shares of each Portfolio are paid monthly on the first Business Day of each month.

         Net investment income of each Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less accrued expenses attributable to the Portfolio and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.

         From time to time the Portfolios advertise their "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of a Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

         For the 30-day period ended October 31, 1998, the ARM Portfolio's annualized yield was 5.28%. The average annual total rates of return for the one-year and five-year periods ended October 31, 1998, and for the period from September 18, 1991, the date the shares were first publicly offered, were 5.00%, 6.42% and 5.42%, respectively. Without fee waivers, the 30-day annualized yield would have been 4.98% and the average annual total rates of return for the one-year and five-year periods and the period since the initial public offering date would have been 4.70%, 6.12% and [ ]%, respectively.

         For the 30-day period ended October 31, 1998, the Intermediate Mortgage Portfolio's annualized yield was 5.94%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1998, were 7.18%, 5.79% and 7.67%, respectively. Without fee waivers, the 30-day annualized yield would have been 5.84% and the average annual total rates of return for the one-year, five-year and ten-year periods would have been 7.08%,

[ %] and [ %], respectively. The total return figures for the ten-year period reflects the performance of the Portfolio as the Corporate Bond Portfolio, which was invested primarily in investment grade corporate bonds prior to June 2, 1992.

         For the 30-day period ended October 31, 1998, the U.S. Government Mortgage Portfolio's annualized yield was 6.02%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1998, were 7.58%, 6.42% and 8.14%, respectively.

         For each Portfolio, the annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1998. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.

         The "total return" of a Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one, five and ten years; for the Adjustable Rate Mortgage (ARM) Portfolio, one and five years and any longer period of time measured from September 18, 1991, the date the Portfolio's shares were first offered publicly), assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Portfolio's yield and total return to be higher than they otherwise would be.

         For each Portfolio, the total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

         From time to time, each Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

         From time to time each Portfolio's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

         The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.

DIRECTORS AND OFFICERS

         Directors and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
RICHARD M. AMIS (AGE 48)                             Director
630 Clarksville Street
Paris, TX 75460

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

President, First Federal Savings & Loan Association since 1984; Director, First Financial Trust Company; formerly Chairman, Texas Savings and Community Bankers Association.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
ARTHUR G. DE RUSSO (AGE 78)                          Director
5397 S.E. Major Way
Stuart, FL 34997


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
DAVID F. HOLLAND (AGE 57)                            Director
17 New England Executive Park
Burlington, MA 01803

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman of the Board since 1989 and since 1986 Chief Executive Officer of Boston Federal Savings Bank; Director of Fund from 1988 to 1989 and since 1993; Director of Federal Home Loan Bank of Boston; until December 1997 Chairman of America's Community Banking Partners, Inc. and Director of ACB Investment Services, Inc.; Director of M.S.B. Fund, Inc. since 1997; Director and Chairman since December 1995 of Center for Financial Studies; Director of NYCE Corporation since 1995; Director from 1990 to 1995 and Chairman 1993-1994 of America's Community Bankers; member from 1995 to 1997 and President 1997 of Thrift Institutions Advisory Council.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
GERALD J. LEVY (AGE 67)                              Vice  Chairman  of  the  Board  and Director
4000 W. Brown Deer Road
Milwaukee, WI 53209


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Chairman, 1986, United States League of Savings Institutions; Director of FIserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
RODGER D. SHAY* (AGE 62)                             Chairman of the Board and Director
1000 Brickell Avenue
Miami, FL 33131

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman and Director of Shay Assets Management, Inc. since August, 1997 (previously President and Director from 1990 to August, 1997). Chairman and Director of Shay Financial Services, Inc. since August, 1997 (previously President and Director from 1990 to August, 1997). President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. from 1990 to December, 1997. President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. from 1990 to December, 1997. Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc.; and M.S.B. Fund, Inc. Director, First Home Savings Bank, S.L.A. since 1990; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. Previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
EDWARD E. SAMMONS, JR. (AGE 59)                      President and Treasurer
230 West Monroe Street
Chicago, IL 60606

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         President of Shay Assets Management, Inc. since August, 1997 (previously Executive Vice President from 1990 to August, 1997). Executive Vice President and member of the Managing Board of Shay Assets Management Co. from 1990 to December, 1997. Executive Vice President and member of the Managing Board of Shay Financial Services Co. from 1990 to December, 1997 and Executive Vice President of the managing partner of the Shay Financial Services, Inc., from 1990 to December, 1997. Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc. and M.S.B. Fund, Inc.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
DANIEL K. ELLENWOOD (AGE 29)                         Secretary
230 West Monroe Street
Chicago, IL 60606


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:


NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
ROBERT T. PODRAZA                                    Vice President and Assistant Treasurer
230 West Monroe Street
Chicago, IL 60606


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Vice President of Shay Investment Services, Inc. since 1990; Vice President since 1990 and Chief Compliance Officer since 1997 of Shay Financial Services, Inc.; Vice President since 1990 and Chief Compliance Officer since 1997 of Shay Assets Management, Inc.; Chief Compliance Officer of Shay Financial Services Co. and Shay Assets Management Co. from 1989 to 1997; Director of the National Society of Compliance Professionals since 1996.

NAME AND ADDRESS                                     POSITION WITH FUND
----------------                                     ------------------
DORIS J. PAVEL                                       Assistant Secretary
230 West Monroe Street
Chicago, IL 60606


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Assistant Secretary, Asset Management Fund, Inc. since 1993; Administrative Manager; Shay Investment Services, Inc., since December 1997; Administrative Manager, ACB Investment Services Co., 1993 to December 1997, and previously Administrative Assistant for several affiliated firms since 1987.

         The following table sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1998:

                                     AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL
                                COMPENSATION FROM      BENEFITS ACCRUED AS       BENEFITS UPON           TOTAL
DIRECTOR                             THE FUND         PART OF FUND EXPENSES       RETIREMENT          COMPENSATION
--------                        -----------------     ---------------------    ----------------       ------------
Richard M. Amis                 $                               0                      0              $
Arthur G. DeRusso                                               0                      0
David F. Holland                                                0                      0
Gerald J. Levy                                                  0                      0
Rodger D. Shay                           0                      0                      0                   0

         The following table provides certain information at November 30, 1998 with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the ARM Portfolio, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio:

                                                                                   PERCENT OF PORTFOLIO'S
                                                                                        OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                      NUMBER OF SHARES              COMMON STOCK
------------------------------------                      ----------------         ----------------------
ARM PORTFOLIO:
--------------
First Federal Savings and Loan
1007 Main Street
Manchester, CT  06040

INTERMEDIATE MORTGAGE PORTFOLIO:
--------------------------------
First Federal Savings & Loan
25 West Church Street
Martinsville, VA  24112

                                                                                   PERCENT OF PORTFOLIO'S
                                                                                        OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                      NUMBER OF SHARES              COMMON STOCK
------------------------------------                      ----------------         ----------------------
First Financial Investments
3800 Howard Hughes Parkway
Suite 1560
Las Vegas, NV  89109

Fox Valley Savings & Loan Association
51 E. First Street
Fond Du Lac, WI  54935

Fullerton Savings & Loan Association
200 West Commonwealth Avenue
Fullerton, CA  92632

Main Line Federal Savings Bank
Two Aldwyn Center
Lancaster Avenue and Route 320
Villanova, PA  19085

U.S. GOVERNMENT MORTGAGE PORTFOLIO:
-----------------------------------
Crown Bank F.S.B.
105 Live Oaks Garden
Casselberry, FL  32707

First Federal Bank, F.S.B.
109 East Depot Street
Colchester, IL  62326

St. Casimirs Savings Bank
2703 Foster Avenue
Baltimore, MD  21224

Thomas County Federal Savings
131 S. Dawson St.
Thomasville, GA  31792

Tri-County Federal Savings Bank
2201 Main Street
Torrington, WY  82240

         As of November 30, 1998, none of the directors had, through any institution for which they serve as officers, voting and investment power over any shares of the ARM Portfolio, the Intermediate Mortgage Portfolio or the U.S. Government Mortgage Portfolio.

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Fund since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, the President of the Fund.

         Effective December 8, 1997, the Adviser succeeded to the investment adviser business of Shay Assets Management Co. ("SAMC"), which had been the Fund's investment adviser since 1990. SAMC was a general partnership that consisted of two general partners, Shay Assets Management, Inc., the Fund's current adviser, and ACB Assets Management, Inc. ("ACBAM"), each of which held a fifty percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay and ACBAM is an indirect wholly owned subsidiary of America's Community Bankers ("ACB"). On December 8, 1997, Shay Assets Management, Inc. purchased ACBAM's 50% interest in SAMC and the investment adviser operations were transferred to the Adviser.

         The initial term of the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), was completed as to each Portfolio on March 1, 1999, and now continues from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio or by the Fund's Board of Directors. The Advisory Agreement must also be approved annually by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All directors' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the ARM Portfolio based on an annual percentage of the average daily net assets of the Portfolio as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Adviser was paid fees of $1,904,871 (net of fee waivers of $1,523,896) with respect to the ARM Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid SAMC fees with respect to the ARM Portfolio of $206,507 (net of fee waivers of $165,206), $1,800,992 (net of fee waivers of $1,440,794), and $2,290,307 (net of fee waivers of $1,832,247), respectively.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the Intermediate Mortgage Portfolio, at the rate of 0.35% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.275% per annum of the next $500 million of such net assets; plus 0.20% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1.5 billion. The Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Fund paid fees of $206,032 (net of fee waivers of $82,413) with respect to the Intermediate Mortgage Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid SAMC fees of $20,439 (net of fee waivers of $8,176), $212,156 (net of fee waivers of $84,863), and $359,317 (net of fee waivers of $239,669), respectively with respect to the Intermediate Mortgage Portfolio.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the U. S. Government Mortgage Portfolio, at the rate of 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal year ended October 31, 1998 (for the period beginning December 8,

1997), the Adviser was paid fees of $158,794 with respect to the U.S. Government Mortgage Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid fees of $13,968, $137,123, and
$146,347, respectively, for the U.S. Government  Mortgage Portfolio.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

         The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr., and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL 60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. With approximately twenty-five years of experience in the securities industry, his previous employers also include Harris Trust & Savings Bank, Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
1000 Brickell Avenue
Miami, FL 33131

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. President of Shay Financial Services, Inc., since August, 1997, previously Senior Vice President from 1994 to August, 1997, and Vice President from 1991 to 1993. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc., where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

GREGORY J. WISNIEWSKI
230 West Monroe Street
Chicago, IL 60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1994. From 1990 to 1994, Vice President of Shay Financial Services, Inc. and of an affiliate, Shay Government Securities, Inc., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp.

         The Fund's administrative agent (the "Administrator") with respect to each Portfolio is PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp. Pursuant to the terms of the Restated Administration Agreement (the "Administration Agreement") dated as of March 1, 1991, as amended, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the Portfolios' custodian or transfer and dividend agent, (ii) providing each Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to stockholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

         As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of each Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Fund's five portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net assets. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid the Administrator fees pursuant to the Administration Agreement with respect to each Portfolio as follows: for the ARM Portfolio, the fees paid were $293,520, $269,671, and $276,718, respectively. For the Intermediate Mortgage Portfolio, the fees were $31,313, $31,793, and $51,659, respectively. For the U.S. Government Mortgage Portfolio, the fees were $24,145, $21,188, and $18,168, respectively.

         The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of each Portfolio, filing fees for the registration or qualification of each Portfolio's shares under federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the Portfolio's stockholders and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's directors and officers who are not affiliated with the Adviser, the Administrator, the Distributor or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.

                                   DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay.

         From September 18, 1996 until December 8, 1997, SFSC had been the Fund's principal distributor. Prior to September 18, 1996, SFSC had acted as the Fund's sponsor of its shares. SFSC was a general partnership that consisted of two general partners, Shay Financial Services, Inc., the Fund's current distributor, and ACB Securities, Inc. ("ACBS"), each of which held a fifty percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay and ACBS is an indirect wholly-owned subsidiary of ACB. On December 8, 1997, Shay Financial Services, Inc. purchased ACBS' 50% interest in SFSC and the broker-dealer operations and distribution activities were transferred to the Distributor.

         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to the ARM Portfolio at the rate of 0.25% per annum of the average daily net assets of the Portfolio. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Distributor. For the fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $1,142,923 (net of fee waivers of $761,948) for the ARM Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid Shay Financial Services Co., the predecessor distributor of the Fund's shares ("SFSC") $123,904 (net of fee waivers of $82,603), $1,080,595 (net of fee waivers of $720,397), and $1,374,184 (net of fee waivers of $916,124), respectively, for the ARM Portfolio.

         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to each of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio at the rate of 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion. For the fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $123,619 for the Intermediate Mortgage Portfolio. For the fiscal years ended October 31, 1998 (until December 8, 1997), 1997 and 1996, the Fund paid SFSC fees pursuant to the Rule 12b-1 Agreement, as in effect, of $12,264, $127,294, and $256,708, respectively, for the Intermediate Mortgage Portfolio. For the fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Distributor was paid fees of $95,277 for the U.S. Government Mortgage Portfolio. For the fiscal years ended October 31, 1998 (until December 8, 1997), 1997 and 1996 the Fund paid the Distributor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $8,380, $82,274, and $87,808, respectively, for the U.S. Government Mortgage Portfolio.

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolio for sale to investors.

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1998, of the $1,266,827 fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the ARM Portfolio, the following expenditures were made:

Advertising                                                            $ 58,158
Printing                                                                 43,965
Employee compensation and costs                                       1,715,617
Staff travel and expense                                                127,405
Other administrative expense                                            242,867
                                                                        -------
Total                                                                $2,188,012
                                                                     ==========

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1998, of the $135,883 fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the Intermediate Mortgage Portfolio, the following expenditures were made:

Advertising                                                             $ 6,239
Printing                                                                  4,716
Employee compensation and costs                                         184,043
Staff travel and expense                                                 13,667
Other administrative expense                                             26,053
                                                                         ------
Total                                                                  $234,718
                                                                       ========

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1998, of the $103,657 fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the U.S. Government Mortgage Portfolio, the following expenditures were made:

Advertising                                                             $ 4,762
Printing                                                                  3,600
Employee compensation and costs                                         140,471
Staff travel and expense                                                 10,432
Other administrative expense                                             19,886
                                                                         ------
Total                                                                  $179,151
                                                                       ========

         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, who is a Director and the Chairman of the Board of the Fund, Edward E. Sammons Jr., who is President and Treasurer of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Directors who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 and related Distribution Agreement Plan.

         As discussed in the Fund's prospectus under the heading "Distributor", the Fund has appointed the Distributor to act as the principal distributor of the Fund's shares pursuant to a Distribution Agreement dated December 8, 1997 between the Fund and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement with the Distributor was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Fund's Rule 12b-1 Plan requires the Fund's Board of Directors to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without stockholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Fund's Board of Directors and by the "disinterested" directors referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's directors who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.

ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT

         PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolios. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1998, the Fund paid PFPC a fee of 0.03% of each Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for each Portfolio's shares.

CUSTODIAN

         PFPC Trust Company, Philadelphia, Pennsylvania, is the custodian of each Portfolio's investments. PFPC Trust Company and PFPC are affiliates of PNC Bank Corp.

                        DETERMINATION OF NET ASSET VALUE

         For purposes of determining the net asset value per share of each Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Directors will review valuation methods regularly in order to determine their appropriateness.

                                      TAXES

         Each of the Fund's portfolios, including these Portfolios, is treated as a separate corporation for Federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each portfolio.

         Each Portfolio qualifies as a regulated investment company under Subchapter M of the Code. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, Government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities) and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Portfolio qualifies as a regulated investment company, it will not be subject to Federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of each Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to stockholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate stockholders (including long-term capital gain distributions by each Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual stockholders (including long-term capital gain distributions by each Portfolio) are generally taxed at a maximum rate of 20%.

         Because none of each Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporate shareholders.

         Gain or loss realized upon a sale or redemption of shares of each Portfolio by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than six months and otherwise as short-term capital gain or loss. Any loss realized by a stockholder upon the sale of shares in each Portfolio held six months or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the stockholder with respect to such shares.

         Any capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the stockholder. If the net asset value of shares were reduced below the stockholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

         Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by stockholders on December 31 of the calendar year in which declared. Under this rule, therefore, a stockholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         Dividends and distributions may be subject to state and local taxes.

         The foregoing discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1998, none of the Portfolios paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.

         Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Directors of the Fund and in a manner deemed fair and reasonable to stockholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

         Investment decisions for each portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions for the ARM Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. Accordingly, the ARM Portfolio may not:

     (1) Purchase securities other than those qualifying under OTS
         Regulations. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as permissible investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or Instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days, or Interest Rate Caps and Floors if, as a result, more than 10% of the value of the Portfolio's total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made.

     (5) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issues or guaranteed by the United States Government or its agencies or instrumentalities.

     (6) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (7) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.

     (8) Purchase securities on margin or make short sales of securities;
         write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Fund has adopted the following investment restrictions for the Intermediate Mortgage Portfolio and U.S. Government Mortgage Portfolio, respectively, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for both Portfolios except as indicated. Accordingly, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio may not:

     (1) Purchase securities other than those qualifying under OTS
         Regulations. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as permissible investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 15% of the value of the Intermediate Mortgage Portfolio's total assets and more than 10% of the value of the U.S. Government Mortgage Portfolio's total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the value of the U.S. Government Mortgage Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements.

     (5) (Intermediate Mortgage Portfolio) Borrow money except from banks
         (a) for temporary purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (5).

     (6) (U.S. Government Mortgage Portfolio) Borrow money except from banks
         (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (6) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (6).

     (7) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (8) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (9) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.

    (10) (Intermediate Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on investments eligible for purchase by the Portfolio; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

    (11) (U.S. Government Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on securities in which the Portfolio may invest; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

                   ORGANIZATION AND DESCRIPTION OF FUND SHARES

         The authorized capital stock of the Fund consists of five classes of common stock, par value $.001 per share, as follows: (i) Money Market Portfolio -- 4.0 billion shares, (ii) Short U.S. Government Securities Portfolio -- 500 million shares, (iii) U.S. Government Mortgage Securities Portfolio -- 500 million shares, (iv) Intermediate Mortgage Securities Portfolio -- 500 million shares and (v) Adjustable Rate Mortgage (ARM) Portfolio -- 500 million shares. The shares of each class represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of common stock of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the stockholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of directors from the separate voting requirements of the Rule.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.

         PricewaterhouseCoopers LLP are the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1998 (see "Financial Statements" below), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                               GENERAL INFORMATION

         The Fund sends to all of the stockholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by each Portfolio, and, for annual reports, audited financial statements of each Portfolio.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of stockholders is not required to be held in any year in which none of the following is required to be acted on by stockholders pursuant to the 1940
Act: election of directors; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                           DESCRIPTION OF DEBT RATINGS

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

                              FINANCIAL STATEMENTS

         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1998 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 1999




                             MONEY MARKET PORTFOLIO
                                       AND
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                           ASSET MANAGEMENT FUND, INC.
                 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606

         The Money Market Portfolio and the Short U.S. Government Securities Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund, Inc. (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated March 1, 1999 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.

         The financial statements pertaining to these portfolios which appear in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund accompanies this document.

                                       TABLE OF CONTENTS

                                                                                           Page
FUND HISTORY..................................................................................1

THE FUND'S OBJECTIVE, THE PORTFOLIOS AND THEIR INVESTMENT POLICIES............................1

PORTFOLIO TURNOVER............................................................................2

PURCHASE AND REDEMPTION OF SHARES.............................................................2

DIVIDENDS, DISTRIBUTIONS, YIELD AND TOTAL RETURN QUOTATIONS...................................3

MANAGEMENT OF THE FUND........................................................................5

INVESTMENT ADVISER AND ADMINISTRATOR..........................................................8

DISTRIBUTOR..................................................................................11

ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT................................................12

CUSTODIAN....................................................................................12

DETERMINATION OF NET ASSET VALUE.............................................................13

TAXES........................................................................................14

PORTFOLIO TRANSACTIONS.......................................................................15

INVESTMENT RESTRICTIONS......................................................................15

ORGANIZATION AND DESCRIPTION OF FUND SHARES..................................................16

COUNSEL AND INDEPENDENT ACCOUNTANTS..........................................................17

GENERAL INFORMATION..........................................................................17

FINANCIAL STATEMENTS.........................................................................17

         Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                                  FUND HISTORY

         The Fund is a Maryland corporation which commenced operations as an open-end management investment company on November 9, 1982. In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc.

                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                          AND THEIR INVESTMENT POLICIES

         Under current OTS Regulations and the policies adopted by the Board of Directors of the Fund, permissible investments for each Portfolio include those described in the Prospectus, together with the following, as long as principal and interest on such investments are not in default:

         Time deposits (negotiable and non-negotiable) in a Federal Home Loan Bank, the Bank for Savings and Loan Associations, Chicago, Illinois or the Savings Banks Trust Company, New York, New York.

         Repurchase Agreements. If the seller defaults in its obligation to repurchase from either Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement. Each Portfolio enters into repurchase agreements with primary government securities dealers.

         Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits or the possible adoption of foreign governmental restrictions, such as exchange controls.

         FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single Institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the Federal Deposit Insurance Corporation.

         The Money Market Portfolio will invest in securities issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, are purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended, or (iii) if rated only by one NRSRO (with such rating in the highest category), the investment is submitted to the Board of Directors for approval or ratification, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Adviser and, except in the case of a Government security, the investment is submitted to the Board of Directors of the Fund for approval or ratification.

         The Money Market Portfolio does not invest in securities with a remaining maturity of greater than 397 calendar days.

         The Short U.S. Government Securities Portfolio (the "Short Government Portfolio") will invest in securities issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Directors of the Fund.

         Other Current Policies. Under current policies of the Board of Directors, the Fund has adopted certain voluntary restrictions with respect to each Portfolio's investments. These restrictions:

     (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

     (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac;

     (3) prohibit investments in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation;

     (4) limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these latter investments for federal credit unions is clarified; and

     (5) prohibit loans of federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         Although these restrictions are not fundamental policies of the Fund and may be changed without stockholder vote, the Fund will not alter these restrictions without notice to stockholders.

         See "Investment Restrictions" in this Statement of Additional Information for a description of additional investment restrictions of the Portfolios.

                               PORTFOLIO TURNOVER

         The Short U.S. Government Securities Portfolio may engage in trading of the portfolio securities to take advantage of market variations and the enhance liquidity. The portfolio turnovers are set forth for certain periods in tables under "Financial Highlights".

                        PURCHASE AND REDEMPTION OF SHARES

         The Fund believes that shares of both Portfolios are eligible for purchase without limitation by federal thrifts, national banks and federal credit unions.

         The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, or
(2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of stockholders of each Portfolio.

           DIVIDENDS, DISTRIBUTIONS, YIELD AND TOTAL RETURN QUOTATIONS

         Dividends on shares of the Portfolios are paid monthly on the first Business Day of each month.

         The Fund seeks to maintain for the Money Market Portfolio a net asset value of $1.00 per share for purchases and redemptions. In order to effectuate this policy, the Fund may, under certain circumstances, withhold dividends or make distributions from capital or capital gains.

         Net income of the Money Market Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) plus all realized net short-term and long-term gains, if any, on portfolio securities, (iii) less the accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net assets in relation to that of the Short Government Portfolio for the applicable period, of the fees payable to the Distributor) and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.

         From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause the Portfolio's yields to be higher than they otherwise would be.

         The Money Market Portfolio's seven-day yield and seven-day effective yield for the period ended October 31, 1998, were 4.60% and 4.62%, respectively. Without fee waivers, the seven-day yield would have been 4.45%, and the seven-day effective yield would have been 4.47%. The seven-day yield was calculated by dividing the aggregate net income per share for dividend purposes (excluding, however, any realized gains or losses) for the seven-day period by the average net asset value per share for such period and multiplying this return by 365/7. The seven-day effective yield was calculated similarly, but, when annualized, all income earned over the seven-day period was assumed to be reinvested.

         From time to time in sales literature, the Money Market Portfolio may quote a yield for a period either less than or greater than seven days. Any quotation of yield for a period of either less than or greater than seven days will identify the length of and the date of the last day in the base period used in computing that quotation. Any such quotation will also include the seven-day yield and effective yields of the same day.

         From time to time the Money Market Portfolio may also compare its performance with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

         Net income of the Short Government Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less the accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net assets in relation to that of the Money Market Portfolio for the applicable period, of the fees payable to the Distributor) and the general expenses of the Fund prorated on the basis of relative net assets of the Portfolio in relation to the net assets of the Fund's other portfolios applicable to that period.

         From time to time the Short U.S. Government Portfolio advertises its "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

         The "yield" of a Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

         The "total return" of a Portfolio shows what an investment in the Portfolio would have earned over a specified period of time, assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Portfolio's yield and total return to be higher than they otherwise would be.

         For the 30-day period ended October 31, 1998 the Short Government Portfolio's annualized yield was 5.67%. The average annual total rates of return for the periods ended October 31, 1998 were as follows:

One year                 7.08%
Five years               5.57%
Ten years                7.15%

         The annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1998. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.

         The total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

         From time to time, the Short Government Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "divided distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

         From time to time, the Short Government Portfolio's performance may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

         The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.

DIRECTORS AND OFFICERS

         Directors and Officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
RICHARD M. AMIS (AGE 48)                            Director
630 Clarksville Street
Paris, TX 75460

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         President, First Federal Savings & Loan Association since 1984; Director, First Financial Trust Company; formerly Chairman, Texas Savings and Community Bankers Association.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
ARTHUR G. DE RUSSO (AGE 78)                         Director
5397 S.E. Major Way
Stuart, FL 34997

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
DAVID F. HOLLAND (AGE 57)                           Director
17 New England Executive Park
Burlington, MA 01803

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman of the Board since 1989 and Chief Executive Officer since 1986 of Boston Federal Savings Bank; Director of Fund from 1988 to 1989 and since 1993; Director of Federal Home Loan Bank of Boston; until December 1997 Chairman of America's Community Banking Partners, Inc. and Director of ACB Investment Services, Inc.; Director of M.S.B. Fund, Inc. since 1997; Director and Chairman since December 1995 of Center for Financial Studies; Director of NYCE Corporation since 1995; Director from 1990 to 1995 and Chairman 1993-1994 of America's Community Bankers; member from 1995 to 1997 and President 1997 of Thrift Institutions Advisory Council.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
GERALD J. LEVY (AGE 67)                             Vice Chairman of the
4000 W. Brown Deer Road                             Board and Director
Milwaukee, WI 53209

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Chairman, 1986, United States League of Savings Institutions; Director of FIserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
RODGER D. SHAY* (AGE 62)                            Chairman of the Board and
1000 Brickell Avenue                                Director
Miami, FL 33131

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman and Director of Shay Assets Management, Inc. since August, 1997 (previously President and Director from 1990 to August, 1997). Chairman and Director of Shay Financial Services, Inc. since August, 1997 (previously President and Director from 1990 to August, 1997). President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. from 1990 to December, 1997. President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. from 1990 to December, 1997. Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc.; and M.S.B. Fund, Inc. Director, First Home Savings Bank, S.L.A. since 1990; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. Previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
EDWARD E. SAMMONS, JR. (AGE 59)                     President and Treasurer
230 West Monroe Street
Chicago, IL  60606

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         President of Shay Assets Management, Inc. since August, 1997 (previously Executive Vice President from 1990 to August, 1997). Executive Vice President and member of the Managing Board of Shay Assets Management Co. from 1990 to December, 1997. Executive Vice President and member of the Managing Board of Shay Financial Services Co. from 1990 to December, 1997 and Executive Vice President of Shay Financial Services, Inc., from 1990 to August, 1997. Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc. and M.S.B. Fund, Inc.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
DANIEL K. ELLENWOOD (AGE 29)                        Secretary
230 West Monroe Street
Chicago, IL  60606

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:


NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
ROBERT T. PODRAZA                                   Vice President and Assistant
230 West Monroe Street                              Treasurer
Chicago, IL 60606

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Vice President of Shay Investment Services, Inc. since 1990; Vice President since 1990 and Chief Compliance Officer since 1997 of Shay Financial Services, Inc.; Vice President since 1990 and Chief Compliance Officer since 1997 of Shay Assets Management, Inc.; Chief Compliance Officer of Shay Financial Services Co. and Shay Assets Management Co. from 1989 to 1997; Director of the National Society of Compliance Professionals since 1996.

NAME AND ADDRESS                                    POSITION WITH FUND
----------------                                    ------------------
DORIS J. PAVEL                                      Assistant Secretary
230 West Monroe Street
Chicago, IL 60606

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Assistant Secretary, Asset Management Fund, Inc. since 1993; Administrative Manager; Shay Investment Services, Inc., since December 1997; Administrative Manager, ACB Investment Services Co., 1993 to December 1997, and previously Administrative Assistant for several affiliated firms since 1987.

         The following table sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1998:

                                     AGGREGATE        PENSION OR RETIREMENT    ESTIMATED ANNUAL
                                COMPENSATION FROM      BENEFITS ACCRUED AS       BENEFITS UPON           TOTAL
DIRECTOR                             THE FUND         PART OF FUND EXPENSES       RETIREMENT          COMPENSATION
--------                        -----------------     ---------------------    ----------------       ------------
Richard M. Amis                 $                             0                      0                $
Arthur G. DeRusso                                             0                      0
David F. Holland                                              0                      0
Gerald J. Levy                                                0                      0
Rodger D. Shay                           0                    0                      0                     0

         The following table provides certain information at November 30, 1998 as to the Portfolio with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Money Market Portfolio and the Short Government Portfolio:

                                              NUMBER          PERCENT OF PORTFOLIO'S
NAME AND ADDRESS OF BENEFICIAL OWNER         OF SHARES        OUTSTANDING COMMON STOCK
------------------------------------         ---------        ------------------------
MONEY MARKET PORTFOLIO:
Anchor Bank, FSB
25 West Main St.
Madison, WI 53703

Community Bank of Tri-County
3035 Leonardtown Rd.
Waldorf, MD 20601

Hanwood SB, Inc. SSB
370 N. Main
Waynesville, NC 28786

Windsor Federal Savings Bank
250 Broad Street
Windsor, CT 06095

SHORT U.S. GOVERNMENT PORTFOLIO:
--------------------------------
First Federal Savings &
  Loan Association
320 East Main Street
Lincolnton, NC 28092

Greater South Texas Bank, FSB
131 East Rice Street
Falfurrias, TX 78355

         As of November 30, 1998, one of the directors had, through the institutions he serves as an officer, shared voting and investment power over 433,683 shares (0.67%) of the Money Market Portfolio. None of the directors had, as of November 30, 1998, through the financial institutions for which they serve as officers, voting and investment power over any shares of the Short Government Portfolio.

                      INVESTMENT ADVISER AND ADMINISTRATOR

         The investment adviser of the Fund since December 8, 1997 is Shay Assets Management, Inc. (the "Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Chicago, Illinois 60606. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment Services, Inc., a closely held corporation controlled by Rodger D. Shay, the President of the Fund.

         Effective December 8, 1997, the Adviser succeeded to the investment adviser business of Shay Assets Management Co. ("SAMC"), which had been the Fund's investment adviser since 1990. SAMC was a general partnership that consisted of two general partners, Shay Assets Management, Inc., the Fund's current adviser, and ACB Assets Management, Inc. ("ACBAM"), each of which held a fifty percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay and ACBAM is an indirect wholly owned subsidiary of America's Community Bankers ("ACB"). On December 8, 1997, Shay Assets Management, Inc. purchased ACBAM's 50% interest in SAMC and the investment adviser operations were transferred to the Adviser.

         The initial term of the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), was completed as to each Portfolio on March 1, 1999, and now continues from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio or by the Fund's Board of Directors. The Advisory Agreement must also be approved annually by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All directors' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Money Market Portfolio: 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1 billion. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Fund paid the Adviser $0 (net of fee waivers of $80,505) with respect to the Money Market Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid SAMC fees of $0 (net of fee waivers of $7,695) (until December 8, 1997), $0 (net of fee waivers of $83,068), and $0 (net of fee waivers of $101,717), respectively, with respect to the Money Market Portfolio.

         As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Short Government Portfolio: 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Fund paid the Adviser $245,016 with respect to the Short Government Portfolio. For the Fund's fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid SAMC fees of $29,777, $339,060, and $446,257, respectively, with respect to the Short Government Portfolio.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

         The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr. and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
230 West Monroe Street
Chicago, IL 60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. With approximately twenty-five years of experience in the securities industry, his previous employers also include Harris Trust & Savings Bank, Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
1000 Brickell Avenue
Miami, FL 33131

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1991. President of Shay Financial Services, Inc., since August, 1997, previously Senior Vice President from 1994 to August, 1997, and Vice President from 1991 to 1993. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc. where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

GREGORY J. WISNIEWSKI
230 West Monroe Street
Chicago, Illinois 60606

         Portfolio Manager of the Adviser and SAMC, the Fund's former adviser, since 1994. From 1990 to 1994, Vice President of Shay Financial Services, Inc. and of an affiliate, Shay Government Securities, Inc., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp.

         The Fund's administrative agent (the "Administrator") with respect to each Portfolio is PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp. Pursuant to the terms of the Restated Administration Agreement (the "Administration Agreement") dated as of March 1, 1991, as amended, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing the Portfolios with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to stockholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

         As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each of the Money Market Portfolio and the Short Government Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of net assets; and 0.01% per annum of the Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for all the Fund's five portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net assets. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid the Administrator fees pursuant to the Administration Agreement of $20,308, $20,809, and $20,328, respectively, for the Money Market Portfolio. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid the Administrator fees pursuant to the Administration Agreement of $38,389, $50,414, and $53,968, respectively, for the Short Government Portfolio.

         The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of the Portfolio, filing fees for the registration or qualification of each Portfolio's shares under Federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the stockholders of each Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's directors and officers who are not affiliated with the Adviser, the Administrator, the Distributor, or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.

                                   DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Fund's principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation controlled by Rodger D. Shay.

         From September 18, 1996 until December 8, 1997, SFSC had been the Fund's principal distributor. Prior to September 18, 1996, SFSC had acted as the Fund's sponsor of its shares. SFSC was a general partnership that consisted of two general partners, Shay Financial Services, Inc., the Fund's current distributor, and ACB Securities, Inc. ("ACBS"), each of which held a fifty percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay and ACBS is an indirect wholly-owned subsidiary of ACB. On December 8, 1997, Shay Financial Services, Inc. purchased ACBS' 50% interest in SFSC and the broker-dealer operations and distribution activities were transferred to the Distributor.

         As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to the Portfolios at the rate of 0.15% per annum of the combined average daily net assets of both Portfolios up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Portfolios based on their relative average net assets.

         For the fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Fund paid the Distributor fees of $85,505 with respect to the Money Market Portfolio. For the fiscal years ended October 31, 1998 (until December 8, 1997), 1997 and 1996, the Fund paid Shay Financial Services Co., the predecessor distributor of the Fund's shares ("SFSC"), fees pursuant to the Rule 12b-1 plan, as in effect, of $7,695 (through December 7, 1997), $83,068, and $101,717, respectively, with respect to the Money Market Portfolio. For the fiscal year ended October 31, 1998 (for the period beginning December 8, 1997), the Fund paid the Distributor fees of $147,009 with respect to the Short Government Portfolio. For the fiscal years ended October 31, 1998 (through December 7, 1997), 1997 and 1996, the Fund paid SFSC fees pursuant to the Rule 12b-1 plan, as in effect, of $17,867, $203,346, and $267,754, respectively, with respect to the Short Government Portfolio.

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolios for sale to investors.

         The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1998, of the $595,550 fee received in the aggregate by SFSC and the Distributor from the Fund with respect to the Portfolios, the following expenditures were made:

Advertising...................................................   $ 11,609
Printing......................................................      8,777
Employee compensation and costs...............................    342,474
Staff travel and expense......................................     25,433
Other administrative expense..................................     48,482
                                                                 --------
 Total........................................................   $436,775
                                                                 ========

         Shay Financial Services, Inc., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay, who is a Director and the Chairman of the Board of the Fund, Edward E. Sammons Jr., who is President and Treasurer of the Fund, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Fund, and Daniel K. Ellenwood, who is the Secretary of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement. None of the Directors who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Plan and related Distribution Agreement.

         The Fund has appointed the Distributor to act as the principal distributor of the Fund's shares pursuant to the Distribution Agreement dated December 8, 1997 between the Fund and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement was completed as of March 1, 1999 and now continues in effect from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Fund's Rule 12b-1 Plan requires the Fund's Board of Directors to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by the Fund thereunder without stockholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Fund's Board of Directors and by the "disinterested" directors referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's directors who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio affected thereby on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.

                  ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT

         PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolios. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1998, the Fund paid PFPC a fee of 0.03% of each Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for each Portfolio's shares.

                                    CUSTODIAN

         PFPC Trust Company, Philadelphia, Pennsylvania, is the custodian of each Portfolio's investments. PFPC Trust Company and PFPC are affiliates of PNC Bank Corp.

                        DETERMINATION OF NET ASSET VALUE

         With respect to the Money Market Portfolio, the Fund relies on an exemptive rule (Rule 2a-7) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Portfolio's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Directors of the Fund has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each stockholder's interest in the Portfolio. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of thirteen months or less only, and invest only in securities determined by the Board of Directors to be of eligible quality with minimal credit risks. (See rating requirements under "FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the price per share of shares of the Money Market Portfolio as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Directors, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Money Market Portfolio's investment adviser has been delegated the authority to determine the market values of the securities held by the Portfolio through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Directors.

         The extent of any deviation between the net asset value per share of the Money Market Portfolio based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing stockholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

         For purposes of determining the net asset value per share of the Short Government Portfolio, its investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Directors will review valuation methods regularly for the Short Government Portfolio in order to determine their appropriateness.

                                      TAXES

         Each of the Fund's portfolios, including these Portfolios, is treated as a separate corporation for Federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each portfolio.

         Each Portfolio qualifies as a regulated investment company under Subchapter M of the Code. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, Government securities and other securities, including loans of Federal Funds for the Money Market Portfolio only, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities) and (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If each Portfolio qualifies as a regulated investment company, it will not be subject to Federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Money Market Portfolio's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of the Short Government Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to stockholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate stockholders (including long-term capital gain distributions by the Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual stockholders (including long-term capital gain distributions by the Portfolio) are generally taxed at a maximum rate of 20%.

         Because none of either Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income as well as distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporate shareholders.

         Gain or loss realized upon a sale or redemption of shares of the Short Government Portfolio by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than 6 months and otherwise as short-term capital gain or loss. Any loss realized by a stockholder upon the sale of shares in the Short Government Portfolio held six months or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the stockholder with respect to such shares.

         Any capital gains distribution received shortly after the purchase of shares of the Short Government Portfolio reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the stockholder. If the net asset value of shares of the Short Government Portfolio were reduced below the stockholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

         Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by stockholders on December 31 of the calendar year in which declared. Under this rule, therefore, a stockholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         Dividends and distributions may be subject to state and local taxes.

         The foregoing discussion is not intended to be a full discussion of income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

                             PORTFOLIO TRANSACTIONS

         Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1998, the Fund paid no brokerage commissions for either Portfolio. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.

         Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase or reverse repurchase agreements with, the Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Directors of the Fund and in a manner deemed fair and reasonable to stockholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

         Investment decisions for each portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions for each Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for each Portfolio. Accordingly, each Portfolio may not:

     (1) Purchase securities other than those qualifying under OTS
         Regulations. In the event that the OTS Regulations (as defined in the Prospectus) are amended to remove assets from the list of assets which qualify as permissible investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, the Portfolio will be free to make investments therein.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 10% of the market value of its total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

     (5) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of its net assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5).

     (6) Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.

     (7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (8) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

     (9) Purchase securities on margin or make short sales of securities;
         write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         For purposes of investment restrictions (2) and (6) above as applicable to the Money Market Portfolio, the Fund considers loans of Federal funds to be cash equivalents and not securities for purposes of diversification.

                   ORGANIZATION AND DESCRIPTION OF FUND SHARES

         The authorized capital stock of the Fund consists of five classes of common stock, par value $.001 per share, as follows: (i) Money Market Portfolio -- 4.0 billion shares, (ii) Short Government Portfolio -- 500 million shares,
(iii) U.S. Government Mortgage Securities Portfolio -- 500 million shares, (iv) Intermediate Mortgage Securities Portfolio -- 500 million shares, and (v) Adjustable Rate Mortgage (ARM) Portfolio -- 500 million shares. The shares of each class represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of common stock of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the stockholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent accountants and the election of directors from the separate voting requirements of the Rule.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.

         PricewaterhouseCoopers LLP have been selected as the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1997 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, given on the authority of such firm as experts in accounting and auditing.

                               GENERAL INFORMATION

         The Fund sends to all of the stockholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by the Portfolio, and, for annual reports, audited financial statements of each Portfolio.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of stockholders is not required to be held in any year in which none of the following is required to be acted on by stockholders pursuant to the 1940
Act: election of directors; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

         The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1998 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

                           ASSET MANAGEMENT FUND, INC.

                                     PART C

                                OTHER INFORMATION



ITEM 23.          EXHIBITS

 (a) (1) Articles of Amendment and Restatement of Articles of
         Incorporation of Registrant dated November 9, 1982 (1)/

     (2) Articles Supplementary to Articles of Amendment and Restatement of Articles of Incorporation of Registrant dated November 1, 1983 (1)/

     (3) Form of Articles of Amendment of Articles of Incorporation of Registrant (1)/

     (4) Articles Supplementary to Articles of Amendment and Restatement of Articles of Incorporation of Registrant dated August 16, 1986 (1)/

     (5) Articles of Amendment of Articles of Incorporation dated May 4,
         1989 (1)/

     (6) Articles of Amendment of Articles of Incorporation dated February 23, 1990 (1)/

     (7) Articles Supplementary to Articles of Amendment and Restatement of Articles of Incorporation of Registrant dated June 28, 1991 (1)/

     (8) Form of Articles of Amendment of Articles of Incorporation (1)/

     (9) Articles of Amendment of Articles of Incorporation dated September 26, 1994 (1)/


 (b) By-Laws as restated as of September 20, 1991 (1)/
 (c) Not applicable.

 (d) (1) Investment Advisory Agreement, dated September 1, 1990, between Registrant and Shay Assets Management Co. with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage Securities Performance Portfolio and the Corporate Bond Portfolio (1)/

     (2) Form of Amendment to the Investment Advisory Agreement with respect to the Adjustable Rate Mortgage (ARM) Portfolio (1)/

     (3) Amendment to the Investment Advisory Agreement, dated November 30, 1992, with respect to the Adjustable Rate Mortgage (ARM) Portfolio
            (1)/

     (4) Investment Advisory Agreement dated December 8, 1997 between Registrant and Shay Assets Management, Inc. (3)/


 (e) (1)    Distribution Agreement (2)/

     (2) Distribution Agreement dated December 8, 1997 between Registrant and Shay Financial Services, Inc. (3)/

 (f) Not applicable

 (g) (1) Restated Custodian Agreement between Registrant and Provident National Bank dated March 1, 1991 (1)/

     (2)    Amendment No. 1 to Restated Custodian Agreement dated June 28, 1991
            (1)/

     (3)    Amendment No. 2 to Restated Custodian Agreement dated June 29, 1991
            (1)/

 (h) (1)(A) Restated Transfer Agency Agreement between Registrant and
            Provident Financial Processing Corporation dated March 1, 1991 (1)/

     (1)(B) Amendment No. 1 to Restated Transfer Agency Agreement dated June 28, 1991 (1)/

     (2)(A) Restated Administration Agreement between Registrant and
            Provident Financial Processing Corporation dated March 1, 1991 (1)/

     (2)(B) Amendment No. 1 to Restated Administration Agreement dated June 28, 1991 (1)/

     (2)(C) Amendment No. 2 to Restated Administration Agreement dated September 20, 1991 (1)/

     (i) (1) Opinion and Consent of Vedder, Price, Kaufman & Kammholz with respect to the Short-Term Liquidity Portfolio, the Intermediate-Term Liquidity Portfolio, the Mortgage Securities Performance Portfolio and the Corporate Bond Portfolio dated December 28, 1990 (1)/

         (2) Opinion and Consent of Vedder, Price, Kaufman & Kammholz with respect to the Adjustable Rate Mortgage (ARM) Portfolio dated July 2, 1991 (1)/

         (3) Consent of Vedder, Price, Kaufman & Kammholz*


     (j) Consent of PricewaterhouseCoopers LLP*

     (k) (1) Financial Statements required in Part A of this Registration Statement that are not included in this post-effective amendment, but will be supplied in the next post-effective amendment:

                              Financial Highlights

         (2) Financial Statements required in Part B of this Registration Statement that are not included in this post-effective amendment, but will be supplied in the next post-effective amendment:

             Report of Independent Auditors
             Statement of Assets and Liabilities at October 31, 1998
             Statement of Operations for the year October 31, 1998
             Statement of Changes in Net Assets for the years ended October 31, 1998
             Portfolio of Investments at October 31, 1998
             Notes to Financial Statements

     (l) (1) Form of Purchase Agreement between Registrant and initial investors with respect to the Short-Term Liquidity Portfolio (1)/

         (2) Form of Purchase Agreement between Registrant and initial investors with respect to the Mortgage Securities Performance Portfolio dated November 2, 1983 (1)/

     (m) (1) Plan and Agreement Pursuant to Rule 12b-1 between Registrant and Shay Financial Services Co. dated September 1, 1990 (1)/

         (2) Form of Amendment to Plan and Agreement Pursuant to Rule 12b-1 with respect to the Adjustable Rate Mortgage (ARM) Portfolio (1)/

         (3) Amendment to Plan and Agreement Pursuant to Rule 12b-1 with respect to the Adjustable Rate Mortgage (ARM) Portfolio dated June 28, 1991
             (1)/

         (4) Amendment to Plan and Agreement Pursuant to Rule 12b-1 dated September 18, 1996 (2)/

         (5) Amended and Restated Rule 12b-1 Plan (3)/

     (n) Not applicable.

     (o) Not applicable.

(1)/ Previously filed with Post-Effective Amendment No. 26 on or about February 29, 1996 and incorporated herein by reference.

(2)/ Previously filed with Post-Effective Amendment No. 27 on or about December 30, 1996 and incorporated herein by reference.

(3)/ Previously filed with Post-Effective Amendment No. 28 on or about December 21, 1997.

*  To be filed by Post-Effective Amendment.

Item 24.   Persons Controlled By or Under Common Control with Registrant

           None

Item 25.   Indemnification.

           Section 6 of the Registrant's Articles of Incorporation (as amended by the Articles of Amendment filed as Exhibit (a)(5)) provides that a director or officer of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended.

           Article VII as of the Registrant's Bylaws (as amended by the Resolution filed as Exhibit (b)) provides that the Registrant shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer, employee or agent. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Registrant promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant.

           Paragraph 17 of the Distribution Agreement between the Registrant and Shay Financial Services, Inc. (filed as Exhibit (e)(2)) provides for indemnification of Shay Financial Services, Inc. by the Registrant under certain circumstances.

           The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

           Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant maintains an insurance policy which insures its directors and officers against certain civil liabilities.

Item 26.   Business and Other Connections of Investment  Adviser.

           Incorporated herein by reference from the Statements of Additional Information relating to the Portfolios are the following: the description of the business of Shay Assets Management, Inc. (the "Adviser") contained in the Section entitled "Investment Adviser and Administrator"; the information concerning the organization of Shay Financial Services, Inc. (the "Distributor") contained in the Section entitled "Distributor" and the biographical information pertaining to Messrs. Shay, Sammons, Podraza and Ellenwood contained in the Section entitled "Investment Adviser and Administrator."

           Effective December 8, 1997, the Adviser was appointed the investment adviser to three registered investment companies.

           Institutional Investors Capital Appreciation Fund, Inc., Asset Management Fund, Inc., and M.S.B. Fund, Inc. In addition, the Adviser serves as the investment adviser to several savings banks located in New York on a non-discretionary basis. To service the foregoing funds and accounts, the Adviser maintains an office in New York City.

           The Adviser is located at 230 West Monroe Street, Chicago, Illinois 60606 and at 1000 Brickell Avenue, Miami, Florida 33131 and also has an office in New York City. The Adviser is a wholly owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is a closely held corporation controlled by Rodger D. Shay. Shay Financial Services, Inc., the Distributor of the Fund, is also a closely held corporation of SISI.

                                       BUSINESS AND OTHER CONNECTIONS OF BOARD OF DIRECTORS AND
NAME                                   OFFICERS
----                                   --------------------------------------------------------
Rodger D. Shay                         Chairman and Director of the Adviser and Distributor; Shareholder of First
                                       Home Savings Bank, S.L.A., 48
                                       West Main Street, Pennsville, New Jersey
                                       08070 and has been a member of its Board
                                       of Directors since December 1990.

Rodger D. Shay, Jr.                    President of the Distributor.

Edward E. Sammons, Jr.                 President of the Adviser.

Robert T. Podraza                      Vice President, Secretary and Treasurer of both the Adviser and the
                                       Distributor.

Item 27.   Principal Underwriters.

     (a) The Distributor serves as the principal distributor for Institutional Investors Capital Appreciation Fund, Inc., Asset Management Fund, Inc., and M.S.B. Fund, Inc.

     (b) Certain information required by this Item 27 is incorporated herein by reference to Item 26. Set forth below are the names of the officers of the Distributor. (Other than those officers who are also officers of the Registrant)


NAME                                   POSITIONS AND OFFICES WITH SHAY FINANCIAL SERVICES, INC.
----                                   --------------------------------------------------------
Robert T. Podraza                      Vice President, Chief Financial Officer, Chief Operating Officer
230 West Monroe Street
Chicago, Illinois 60606


Item 28.     Location of Accounts and Records.

             Books and other documents required to be maintained pursuant to Rule 31a-1(b)(4) and (b)(10) are in the physical possession of the Fund's Secretary, 230 West Monroe Street, Chicago, Illinois 60606; accounts, books and other documents required by Rule 31a-1(b)(5) through (7) and (b)(11) and Rule 31a-1(f) are in the physical possession of Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Provident Financial Processing Corporation, 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 29.     Management Services

             Not Applicable.

Item 30.     Undertakings

             (a)    Not applicable.

             (a)    Not applicable.

             (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago and State of Illinois on the 30th day of December, 1998.

                                      ASSET MANAGEMENT FUND, INC.



                                      By:  /s/  Edward E. Sammons, Jr.
                                           ---------------------------------
                                           Edward E. Sammons, Jr., President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below on December 30, 1998 by the following persons in the capacities indicated.

SIGNATURE                               TITLE
---------                               -----
/s/ Rodger D. Shay                      Director and Chairman of the Board
---------------------------------------
Rodger D. Shay

/s/ Edward E. Sammons, Jr.              President (principal executive officer) and Treasurer
--------------------------------------- (principal financial and accounting officer)
Edward E. Sammons, Jr.

/s/ Richard M. Amis                     Director
---------------------------------------
Richard M. Amis

/s/ Arthur G. De Russo                  Director
---------------------------------------
Arthur G. De Russo

/s/ David F. Holland                    Director
---------------------------------------
David F. Holland

/s/ Gerald J. Levy                      Director
---------------------------------------
Gerald J. Levy